SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated the 14th day of November, 2011, by and between the parties listed on Exhibit A attached hereto and made a part hereof (individually and collectively, “Seller”) and SOUTHSTAR DEVELOPMENT PARTNERS, INC. (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement having an Effective Date of October 12, 2011 (“Original Agreement”), as amended by First Amendment to Purchase and Sale Agreement having an effective date of October 31, 2011 (“First Amendment”). The Original Agreement as modified by the First Amendment are collectively referred to as the “Agreement”; and

WHEREAS, the parties desire to amend the provisions of the Agreement with respect to the Buyer performing further environmental studies with respect to the Specified Area.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.                  The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.                  The Agreement as amended by this Amendment remains in full force and effect. To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.                  Pursuant to the First Amendment, the Buyer has the right to obtain an Updated Report with respect to the Specified Area on or before the Objection Date. The Seller has requested that the Buyer defer from performing any further investigation with respect to the Specified Area to enable the parties the time to negotiate for a further amendment to the provisions of Section 6(d) of the Agreement (“Proposed Environmental Amendment”). The Seller and Buyer have agreed that the Buyer shall defer from performing any further investigation with regard to the Specified Area until November 18, 2011 or such later date as the Seller and Buyer may mutually agree upon in writing in their sole discretion (“Renegotiation Date”). In the event that the parties do not agree in their sole and absolute discretion to enter into the Proposed Environmental Amendment on or before the Renegotiation Date or such earlier date as the Seller may designate in writing (“Specified Date”), then the Buyer shall again have the right to continue to obtain an Updated Report with regard to the Specified Area and the November 30, 2011 Objection Date shall be deemed extended by the number of days from November 10, 2011 and to the Specified Date (i.e., if the Specified Date was November 16, 2011, then the Objection Date would be extended by seven days to December 7, 2011).

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4.                  The Agreement as modified by this Amendment remains in full force and effect. To the extent of any inconsistency between the terms and provisions of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

5.                  This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument. Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

SELLER:

See Exhibit A attached hereto and made a part hereof

BUYER:

SOUTHSTAR DEVELOPMENT PARTNERS, INC., a Florida corporation

By:	/s/
Name:
Title:
Date:

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EXHIBIT A

SELLER

BLUEGREEN SOUTHWEST ONE, L.P.

By:	/s/
Name:
Title:
Date:

BLUEGREEN COMMUNITIES OF TEXAS, L.P.

By:	/s/
Name:
Title:
Date:

BRIDGES GOLF PRIVATE CLUB, INC.

By:	/s/
Name:
Title:
Date:

THE BRIDGES CLUB MANAGEMENT, LLC

By:	/s/
Name:
Title:
Date:

BLUEGREEN COMMUNITIES OF GEORGIA, LLC

By:	/s/
Name:
Title:
Date:

BLUEGREEN GOLF CLUBS, INC.

By:	/s/
Name:
Title:
Date:

JORDAN LAKE PRESERVE CORPORATION

By:	/s/
Name:
Title:
Date: